SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 28, 2004

                          GENTIVA HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    1-15669                   36-4335801
(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                     Identification No.)

  3 Huntington Quadrangle, Suite 200S, Melville,                11747-4627
                     New York
     (Address of principal executive offices)                   (Zip Code)

                                 (631) 501-7000
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      The following exhibit is furnished herewith pursuant to Item 12:

Exhibit No.            Description
-----------            -----------

99.1                   Press Release

Item 12. Results of Operations and Financial Condition.

On July 28, 2004, Gentiva Health Services, Inc. (the "Company") issued a press release on the subject of 2004 second quarter consolidated earnings for the Company. A copy of such release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this
Item 12 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENTIVA HEALTH SERVICES, INC.
                                        (Registrant)

                                        /s/ John R. Potapchuk
                                        -----------------------------------
                                        John R. Potapchuk
                                        Senior Vice President and
                                        Chief Financial Officer

Date: July 28, 2004